UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2006

Traffic.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51746	25-1823631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

851 Duportail Road
Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 725-9700

Not Applicable

  Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Bonus and Salary Information

On February 16, 2006, the Compensation Committee of the Board of Directors of Traffic.com, Inc. (the “Registrant”) approved certain bonuses and base salary increases for certain of the Registrant’s executive officers, as follows: Robert N. Verratti, Chief Executive Officer of the Company, was awarded a bonus of $60,000 and his base salary was increased to $310,500.  The base salary of David L. Jannetta, President of the Company, was increased to $207,000. Christopher A. Rothey, Chief Operating Officer of the Company, was awarded a bonus of $45,000 and his base salary was increased to $207,000.  Andrew Maunder, Chief Financial Officer of the Company, was awarded a bonus of $40,000 and his base salary was increased to $207,000.  Joseph A. Reed, Chief Information Officer of the Company, was awarded a bonus of $40,000 and his base salary was increased to $207,000.

Employment Agreement

On February 16, 2006, the Registrant entered into an employment letter agreement with Brian Sisko, concerning his hire as its Chief Legal Officer, Senior Vice President and General Counsel, pursuant to which Mr. Sisko will receive an annual base salary of $200,000. As part of this agreement, Mr. Sisko received an option to purchase 58,333 shares of the Registrant’s common stock at an exercise price of $12.13 per share, the closing price of the Registrant’s common stock on February 16, 2006, with 25% vesting at the end of the first year of his employment, and the remainder vesting in 12 equal quarterly installments over the following three-year period.

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2006, the Registrant provided via webcast its financial results for the fourth quarter and year ended December 31, 2005. A copy of the transcript for the webcast is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item 2.02.

The information in this Item 2.02 of Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

10.1  Employment Agreement with Brian Sisko.

99.1  Transcript of webcast on February 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Traffic.com, Inc.

February 23, 2006	By:	/s/ Brain J. Sisko
		Name:	Brain J. Sisko
		Title:	Chief Legal Officer, Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement with Brian Sisko
99.1	Transcript of webcast on February 21, 2006